Exhibit 99.1


                               WAMU 04-CB1 Group I
                 15 Year Alt A Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                      $50 MM (AAA) +/- 10%

GWAC                                           5.60%  +/-  10bps

WAM                                            178 +/-2 months

California                                     Max. 50%

FICO                                           723 +/- 10

Average Loan Balance                           $185,000 +/- $20,000

WA LTV                                         61% +/- 5%

Cash-Out Refi                                  44% +/- 5%

SF/PUD                                         55% +/- 5%
2-4 Family                                     45% +/- 5%

Full Documentation                             80% +/- 5

Investor Property                              Minimum of 98%

AAA Ratings                                    2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                 3.5% +/-*

Settlement Date                                05/28/2004

Clean Up Call                                  5%

             *Subordination will be crossed with the subordination
                          of the Group II collateral.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.









                               WaMu Capital Corp.
                       __________________________________
                       A Washington Mutual, Inc. Company



The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                              WAMU 04-CB1 Group II
                 30 Year Alt A Conforming Fixed Rate Collateral
                                   Term Sheet


Deal Size                                     $145 MM (AAA) +/- 10%

GWAC                                          6.15%  +/-  10bps

WAM                                           358 +/-2 months

California                                    Max. 45%

FICO                                          720 +/- 10

Average Loan Balance                          $190,000 +/- $20,000

WA LTV                                        69% +/- 5%

Cash-Out Refi                                 38% +/- 5%

SF/PUD                                        63% +/- 5%
2-4 Family                                    37% +/- 5%

Full Documentation                            85% +/- 5%

Investor Property                             Minimum of 98%

AAA Ratings                                   2 of 3 (S&P, Moodys, Fitch)

Estimated Subordination Level*                6.50% +/-*

Settlement Date                               05/28/2004

Clean Up Call                                 5%

*Subordination will be crossed with the subordination of the Group I collateral.
                          All numbers are approximate.
               All tranches are subject to 10% delivery variance.










                               WaMu Capital Corp.
                       __________________________________
                       A Washington Mutual, Inc. Company


The information contained herein has been prepared solely for the use of WaMu Capital Corp. and has not been independently verified by WaMu Capital Corp. Accordingly, WaMu Capital Corp. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. WaMu Capital Corp. assumes no responsibility for the accuracy of any material contained herein. The information contained herein will be superseded by the description of the mortgage loans contained in the Prospectus Supplement. Such information supersedes the information in all prior collateral terms sheet, if any.

This information is furnished to you solely by WaMu Capital Corp. and not by the issuer of the securities or any of its affiliates. WaMu Capital Corp. is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction.

This preliminary term sheet is provided for informational purposes only, and does not constitute an offer to sell, nor a solicitation of any offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.